DREYFUS GOVERNMENT CASH MANAGEMENT
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of Dreyfus Government Cash Management for its fiscal year ended January 31, 1997, as shown in the following table:

                                                                                                  Annualized
                                                      Annualized Yield                         Effective Yield*
                                                      _________________                      ___________________
            Institutional Shares                           5.24%                                    5.37%
            Investor Shares                                4.99%                                    5.10%
            Administrative Shares **                       5.14%                                    5.27%
            Participant Shares **                          4.84%                                    4.95%

ECONOMIC REVIEW
    The release of a 4.7% estimate for the fourth quarter's real Gross Domestic Product ("GDP") growth has restored an above-trend growth trajectory to the U.S. economy. Hence, the much anticipated slowdown to a benign 2% path is no longer a valid viewpoint. This has left the Federal Reserve Open Market Committee (the "Fed") with the policy decision of whether to act on its GDP growth yardstick, or pursue a wait-and-see option with regard to inflation. The economy is embarking on its seventh expansion year with good momentum.
    Real GDP grew at an annualized 3.3% rate in the first half of 1996 and 3.4% in the second half. Key forces to sustain growth include steady income growth that supports consumer spending, reviving economic growth abroad to help exports (despite some offset from a higher dollar) and a lean inventory situation that should keep manufacturing buoyant. However, capital goods orders have slowed recently. Excess capacity still exists in some sectors, while the higher dollar can especially hurt import-competing industries. The stronger dollar additionally may hurt profits related to foreign sales, although overall corporate profits should sustain steady growth.
    While the Fed has held a bias favoring tighter policy since mid-1996, it has so far delayed tightening. A slow economy in the summer months and, more recently, the surging dollar have curbed inflation fears, giving ample reason to leave policy unchanged. Indeed, accelerating wage inflation and high oil prices have been accompanied by lower general price inflation in recent months. However, while a rising dollar typically depresses prices in the traded goods sector, the attendant boost to purchasing power risks higher inflation pressures elsewhere.
MARKET OVERVIEW
    The money market during the past year was characterized by considerable volatility. However, by the end of this Fund's fiscal year, short-term rates were actually little changed from when the year began.
    Throughout the period, inflation and what, if anything, the Fed might do about it, continued to be the major concern. Early in the year, rates generally rose, especially after strong employment reports in late spring and early summer convinced the market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat. The Fed acknowledged as much by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indicators. Thus, in the latter part of the year, interest rates simmered down, though not without short-lived inflation scares.
    As the time approached for the February 1997 meeting of the rate-setting Fed, the market was nervous but essentially neutral, as rates edged slightly lower. The most significant recent development has been a flattening of the yield curve, with rates on the 30-year Treasury bond narrowing the gap with short-term Treasury yields. As it turned out, the Fed in early
February left rates undisturbed. There has been no rate change by the Fed since January 1996, when there was a modest cut in the Federal Funds rate of 25 basis points.
    In recent days, a new factor has entered the picture _ the decision by the U.S. and the Group of Seven major industrial nations not to try to push the U.S. dollar's valuation any higher. Eventually, this change in strategy could affect the U.S. money market. The initial reaction in the markets, however, was to take it in stride.
    Some tightening of rates by the Fed is to be expected in coming months, if the U.S. economy continues to exhibit strong growth. The rising dollar has so far acted as a restraint on inflation. It remains to be seen what the effect of the new dollar strategy will be on the market.
PORTFOLIO FOCUS
    Our maturity structure has been geared to deal with changeable eventualities while seeking superior yields. At times this has resulted in an average maturity longer than the industry average. We intend to continue this approach until events in the marketplace dictate a change.
    It is a pleasure and a privilege to serve your investment needs.
                              Sincerely,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Senior Portfolio Manager
February 18, 1997
New York, N.Y.

* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
**Since inception on November 21, 1996.

DREYFUS GOVERNMENT CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                                       JANUARY 31, 1997
                                                                          Annualized
                                                                          Yield on
                                                                           Date of            Principal
U.S. Treasury Bills_24.3%                                                  Purchase              Amount              Value
                                                                          __________          ___________      ________________
    2/6/97.....................................................              4.87%            $250,000,000      $ 249,838,437
    4/3/97.....................................................              5.53               25,000,000         24,777,604
    5/1/97.....................................................              5.56              400,000,000        394,793,500
    7/24/97....................................................              5.70              115,000,000        112,015,750
    8/21/97....................................................              6.00               50,000,000         48,415,729
    9/18/97....................................................              5.80              250,000,000        241,287,663
    10/16/97...................................................              5.66               25,000,000         24,045,174
    1/8/98.....................................................              5.56              165,000,000        156,770,297
                                                                                                                ______________
TOTAL U.S. TREASURY BILLS
    (cost $1,251,944,154)......................................                                                $1,251,944,154
                                                                                                              ================
U.S. Treasury Notes_1.0%
    6.63%, 3/31/97
    (cost $50,070,600).........................................              5.58%           $  50,000,000        $50,070,600
                                                                                                              ================
U.S. Government Agencies_72.1%
Federal Farm Credit Banks, Consolidated Systemwide Discount Notes
    2/3/97.....................................................              5.30%           $  85,000,000       $ 84,999,685
    2/13/97....................................................              5.30               71,000,000         70,996,436
    7/1/97.....................................................              5.75               10,000,000         10,001,690
    11/26/97...................................................              5.43               20,000,000         19,147,389
Federal Farm Credit Banks, Consolidated Systemwide Medium Term Notes
    2/13/97....................................................              5.27 (a)           50,000,000         49,996,822
    2/28/97....................................................              5.28 (a)          250,000,000        249,983,866
    3/3/97.....................................................              5.28 (a)          125,000,000        124,991,069
    7/25/97....................................................              5.33 (a)           50,000,000         49,990,890
    9/15/97....................................................              5.38 (a)          115,000,000        114,966,686
    1/20/98....................................................              5.77 (a)           25,000,000         24,972,885
    1/30/98....................................................              5.34 (a)          100,000,000         99,943,792
    8/14/98....................................................              5.42 (a)           50,000,000         49,984,061
Federal Home Loan Banks, Discount Notes
    2/3/97.....................................................              5.55              150,000,000        149,969,753
    2/4/97.....................................................              5.67               60,000,000         60,000,000
    2/14/97....................................................              5.37                6,395,000          6,382,922
    2/18/97....................................................              5.37               10,000,000          9,975,303
    3/6/97.....................................................              5.22              100,000,000         99,997,858
    4/15/97....................................................              5.40               25,000,000         24,733,854
    4/22/97....................................................              5.49               40,150,000         39,678,014
    6/20/97....................................................              5.89               11,790,000         11,536,895
    8/22/97....................................................              5.35               40,000,000         38,846,356
    11/14/97...................................................              5.43               30,000,000         28,772,583
    11/24/97...................................................              5.80               69,000,000         69,000,000
    12/9/97....................................................              5.57               50,000,000         49,989,349
    1/22/98....................................................              5.68               50,000,000         49,961,971
    1/30/98....................................................              5.81               81,000,000         81,000,000

DREYFUS GOVERNMENT CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         JANUARY 31, 1997
                                                                           Annualized
                                                                            Yield on
                                                                            Date of            Principal
U.S. Government Agencies (continued)                                        Purchase             Amount             Value
                                                                           _________           __________       ____________
Federal Home Loan Banks, Discount Notes (continued):
    2/12/98....................................................              5.80%           $  15,000,000       $ 15,000,000
Federal Home Loan Banks, Floating Rate Notes
    6/16/97....................................................              5.46 (a)           15,000,000         14,998,961
    7/14/97....................................................              5.37 (a)          150,000,000        149,987,625
    1/20/98....................................................              5.81 (a)           25,000,000         24,983,088
Federal Home Loan Mortgage Corporation, Floating Rate Notes
    5/26/98....................................................              5.43 (a)          100,000,000        100,191,280
Federal National Mortgage Association, Discount Notes
    4/3/97.....................................................              5.42              100,000,000         99,105,334
    4/24/97....................................................              5.37               50,000,000         50,003,299
    6/9/97.....................................................              5.90                7,480,000          7,331,597
    6/20/97....................................................              5.99               25,000,000         24,979,531
    7/3/97.....................................................              5.55               51,500,000         50,341,021
    7/17/97....................................................              5.50               44,000,000         42,928,746
    9/12/97....................................................              5.56               18,840,000         18,222,639
    11/6/97....................................................              5.52               25,000,000         23,990,319
    11/24/97...................................................              5.46               50,000,000         47,866,333
    1/5/98.....................................................              5.62               50,000,000         47,497,861
Federal National Mortgage Association, Floating Rate Notes
    3/14/97....................................................              5.30 (a)           65,000,000         65,000,000
    3/27/97....................................................              5.30 (a)          145,000,000        145,000,000
    4/4/97.....................................................              5.26 (a)           50,000,000         49,996,025
    4/11/97....................................................              5.30 (a)          220,000,000        219,980,068
    5/19/97....................................................              5.28 (a)           13,800,000         13,814,303
    7/24/97....................................................              5.36 (a)          100,000,000        100,000,000
    8/1/97.....................................................             5.32 (a)            30,000,000         30,001,182
    8/18/97....................................................              5.38 (a)          140,000,000        139,988,624
    8/25/97....................................................              5.35 (a)          100,000,000         99,991,586
    11/21/97...................................................              5.36 (a)          250,000,000        249,902,870
Student Loan Marketing Association, Discount Notes
    2/3/97.....................................................              5.49              100,000,000         99,969,500
    6/30/97....................................................              5.88              110,000,000        109,847,602
                                                                                                                ______________
TOTAL U.S. GOVERNMENT AGENCIES
    (cost $3,710,739,523)......................................                                                $3,710,739,523
                                                                                                              ================
Repurchase Agreements_4.8%
Bear Stearns & Co.,
    dated 1/31/1997, due 2/3/97 in the amount of $50,023,042
    (fully collateralized by $52,019,000 U.S. Treasury Strips
    due from 5/15/97 to 8/15/97, value $50,875,618)............              5.53%           $  50,000,000      $  50,000,000
Goldman, Sachs & Co.,
    dated 1/31/1997, due 2/3/97 in the amount of $100,093,688
    (fully collateralized by $107,525,000 U.S. Treasury Bills
    due 1/8/98, value $102,229,483)............................              5.00              100,052,000        100,052,000

DREYFUS GOVERNMENT CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            JANUARY 31, 1997
                                                                            Annualized
                                                                             Yield on
                                                                              Date of           Principal
Repurchase Agreements (continued)                                            Purchase             Amount            Value
                                                                           ____________         ___________      ___________
SBC Capital Markets
    dated 1/31/1997, due 2/3/97 in the amount of $100,044,583
    (fully collateralized by $105,975,000 U.S. Treasury Bills
    due 10/16/97, value $102,101,614)..........................              5.35%            $100,000,000    $   100,000,000
                                                                                                                ______________
TOTAL REPURCHASE AGREEMENTS
    (cost $250,052,000)........................................                                                $ 250,052,000
                                                                                                              ================

TOTAL INVESTMENTS
    (cost $5,262,806,277)...........................          102.2%                                           $5,262,806,277
                                                            =========                                         ================
LIABILITIES, LESS CASH AND RECEIVABLES..............           (2.2%)                                         $  (113,137,659)
                                                            =========                                         ================
NET ASSETS..........................................          100.0%                                           $5,149,668,618
                                                            =========                                         ================
Notes to Statement of Investments:
    (a)  Variable interest rate subject to change.





See notes to financial statements.

DREYFUS GOVERNMENT CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                                                                        JANUARY 31, 1997
                                                                                             Cost                Value
                                                                                       ________________    ________________
ASSETS:                          Investments in securities_See Statement of
                                 ....Investments_Note 1(b)                               $5,262,806,277       $5,262,806,277
                                 Interest receivable........................                                      28,388,850
                                                                                                               ______________
                                                                                                                5,291,195,127
                                                                                                               ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       691,500
                                 Due to Distributor.........................                                         54,581
                                 Cash overdraft due to Custodian............                                      125,780,428
                                 Payable for investment securities purchased                                       15,000,000
                                                                                                               ______________
                                                                                                                  141,526,509
                                                                                                               ______________
NET ASSETS..................................................................                                  $5,149,668,618
                                                                                                              ===============
REPRESENTED BY:                  Paid-in capital............................                                   $5,150,510,949
                                 Accumulated net realized gain (loss) on investments                                 (842,331)
                                                                                                               ______________
NET ASSETS..................................................................                                   $5,149,668,618
                                                                                                              ===============

                                                                        NET ASSET VALUE PER SHARE
                                                                       _____________________________


                                                 Institutional            Administrative      Investor          Participant
                                                    Shares                   Shares            Shares               Shares
                                                 ___________              _____________    _____________       _____________
Net Assets.................................        $4,565,091,151          $36,899,453     $547,459,567            $218,447
Shares Outstanding.........................          4,565,836,838          36,899,453      547,556,211             218,447
NET ASSET VALUE PER SHARE..................                  $1.00               $1.00            $1.00               $1.00
                                                           =======             =======           ======               ======





See notes to financial statements.

DREYFUS GOVERNMENT CASH MANAGEMENT
STATEMENT OF OPERATIONS                                                                          YEAR ENDED JANUARY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $296,551,029
EXPENSES:                        Management fee_Note 2(a)...................                      $10,873,643
                                 Distribution fees_Note 2(b)................                        1,586,183
                                                                                                 _____________
                                     Total Expenses.........................                                          12,459,826
                                                                                                                   _____________
INVESTMENT INCOME_NET.......................................................                                         284,091,203
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                           (507,091)
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $283,584,112
                                                                                                                   =============










See notes to financial statements.



DREYFUS GOVERNMENT CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended                 Year Ended
                                                                                   January 31, 1997           January 31, 1996
                                                                                  _________________           _________________
OPERATIONS:
  Investment income_net................................................            $  284,091,203             $  258,118,457
  Net realized gain (loss) on investments..............................                  (507,091)                   196,222
                                                                                  _________________           _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations..               283,584,112                258,314,679
                                                                                  _________________           _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Institutional Shares(1)............................................              (252,188,069)              (250,073,080)
    Administrative Shares(2)...........................................                  (163,856)                   ___
    Investor Shares(1).................................................               (31,739,146)                (8,045,377)
    Participant Shares(2)..............................................                      (132)                   ___
                                                                                  _________________           _________________
      Total Dividends..................................................              (284,091,203)              (258,118,457)
                                                                                  _________________           _________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Institutional Shares(1)............................................            71,649,461,018             53,820,087,580
    Administrative Shares(2)...........................................                67,555,742                   ___
    Investor Shares(1).................................................             6,751,055,186              1,554,851,130
    Participant Shares(2)..............................................                   281,633                   ___
  Dividends reinvested:
    Institutional Shares(1)............................................               117,875,001                 88,481,202
    Administrative Shares(2)...........................................                   163,856                   ___
    Investor Shares(1).................................................                17,013,596                  4,636,780
    Participant Shares(2)..............................................                       132                    ___
  Cost of shares redeemed:
    Institutional Shares(1)............................................          (71,979,737,847)            (51,927,501,221)
    Administrative Shares(2)...........................................              (30,820,145)                    ___
    Investor Shares(1).................................................            (6,672,177,467)            (1,147,533,687)
    Participant Shares(2)..............................................                   (63,318)                   ___
                                                                                  _________________           _________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions         (79,392,613)             2,393,021,784
                                                                                  _________________           _________________
        Total Increase (Decrease) in Net Assets........................               (79,899,704)             2,393,218,006
NET ASSETS:
  Beginning of Period..................................................             5,229,568,322               2,836,350,316
                                                                                  _________________           _________________
  End of Period........................................................          $   5,149,668,618           $ 5,229,568,322
                                                                                ==================           ==================
    (1)  Effective November 20, 1996, Class A shares were redesignated as
Institutional Shares and Class B shares were
    redesignated as Investor Shares.
    (2)  From November 21, 1996 (commencement of initial offering) to
January 31, 1997.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GOVERNMENT CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                             Institutional Shares                           Administrative Shares
                                          ______________________________________________________________     ____________________
                                                            Year Ended January 31,                              Period Ended
                                          ______________________________________________________________
PER SHARE DATA:                           1997(1)       1996          1995          1994          1993       January 31, 1997(2)
                                          ________    ________      _________      ________     ________     ____________________
    Net asset value,
      beginning of period                $  1.00       $  1.00      $  1.00       $  1.00        $  1.00            $  1.00
                                          ________    ________      _________      ________     ________           ________
    Investment Operations:
    Investment income_net.........         .053          .059         .041          .031           .037                .010
                                          ________    ________      _________      ________     ________           ________
    Distributions:
    Dividends from investment income_net  (.053)        (.059)       (.041)        (.031)         (.037)             (.010)
                                          ________    ________      _________      ________     ________           ________
    Net asset value, end of period      $  1.00       $  1.00       $  1.00      $  1.00         $  1.00            $  1.00
                                          =======_    =======_      =======__      =======_     =======_           =======_
TOTAL INVESTMENT RETURN..........         5.38%         6.01%         4.21%        3.12%          3.76%            5.17%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
         net assets                        .20%          .20%          .20%         .20%            .20%            .30%(3)
    Ratio of net investment income
      to average net assets.......        5.25%         5.83%         4.04%         3.08%          3.61%           5.15%(3)
    Decrease reflected in above
      expense ratios due to
      undertakings by the Manage          _             _             _              .03%           .05%               _
    Net Assets, end of period
      (000's Omitted)............    $4,565,091    $4,777,903    $2,796,646    $4,515,946    $10,229,838            $36,900
    (1)  Effective November 20, 1996, Class A shares were redesignated as Institutional Shares.
    (2)  From November 21, 1996 (commencement of initial offering) to January 31, 1997.
    (3)  Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GOVERNMENT CASH MANAGEMENT
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                              Investor Shares                                 Participant Shares
                                          _________________________________________________                  ____________________
                                                            Year Ended January 31,                                Period Ended
                                          _________________________________________________
PER SHARE DATA:                           1997(1)       1996          1995          1994(2)                  January 31, 1997(3)
                                          ________    ________      _________      ________                  ___________________
Net asset value,
       beginning of period....           $  1.00      $  1.00        $  1.00       $  1.00                         $  1.00
                                          ________    ________      _________      ________                        ________
    Investment Operations:
    Investment income_net......             .050         .056           .039         .002                             .001
                                          ________    ________      _________      ________                        ________
    Distributions:
    Dividends from investment
      income_net....                      (.050)       (.056)          (.039)       (.002)                           (.001)
                                          ________    ________      _________      ________                        ________
    Net asset value, end of period.....  $  1.00      $  1.00        $  1.00       $  1.00                         $  1.00
                                          ========    ========      ========_      ========                        ========
TOTAL INVESTMENT RETURN................    5.12%        5.75%          3.95%        2.82%(4)                      4.87%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
        net assets.                        .45%          .45%           .45%        .45%(4)                        .60%(4)
    Ratio of net investment income
      to average net assets............    5.01%        5.49%          4.22%        2.83%(4)                      4.85%(4)
    Net Assets, end of period
       (000's Omitted)                  $547,460     $451,665        $39,704       $15,097                            $218
    (1)  Effective November 20, 1996, Class B shares were redesignated as
         Investor Shares.
    (2)  From January 10, 1994 (commencement of initial offering) to
         January 31, 1994.
    (3)  From November 21, 1996 (commencement of initial offering ) to
         January 31, 1997.
    (4)  Annualized.



See notes to financial statements.

DREYFUS GOVERNMENT CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Government Cash Management (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares, Administrative Shares, Investor Shares and Participant Shares. Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. Administrative Shares, Investor Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS GOVERNMENT CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $840,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through January 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $108,000 of the carryover expires in fiscal 2002, $206,000 expires in fiscal 2003 and $526,000 expires in fiscal 2005.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and with prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Administrative Shares, Investor Shares and Participant Shares, Rule 12b-1 Service Plan expenses.
    (B) Under the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Shares, Investor Shares and Participant Shares, the Fund (a) reimburses the Distributor for distributing such classes of shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10, .25 and .40 of 1% of the value of the average daily net assets of Administrative Shares, Investor Shares and Participant Shares, respectively. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Administrative Shares, Investor Shares and Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended January 31, 1997, the service fee for the Administrative Shares, Investor Shares and Participant Shares was $3,171, $1,582,994 and $18, respectively.
    (C) Each trustee receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

DREYFUS GOVERNMENT CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS GOVERNMENT CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus Government Cash Management, including the statement of investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Government Cash Management at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
March 5, 1997

DREYFUS GOVERNMENT CASH MANAGEMENT
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 62.58% of the ordinary income dividends paid during its fiscal year ended January 31, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for income tax purposes in most states, including New York, California and the District of Columbia.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS GOVERNMENT
CASH MANAGEMENT
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                        289/672AR971
{Dreyfus logo]
Registration Mark

Government
Cash Management
Annual Report
January 31, 1997